UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 25, 2016
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EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 25, 2016, the Board of Directors (the “Board”) of Edwards Lifesciences Corporation, a Delaware corporation (the “Company”), amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”). In addition to certain technical and conforming changes, the amendments to the Bylaws include the following:

Implementation of Proxy Access. Article I, Section 10 has been added to the Bylaws to permit a stockholder, or a group of up to 30 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director candidates constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws. Notice of a nomination pursuant to the proxy access provisions of the Bylaws must be received no earlier than 150 days and no later than 120 days before the anniversary of the date that the Company distributed its proxy statement for the previous year’s annual meeting of stockholders. Proxy access will first be available to stockholders in connection with the Company’s 2017 annual meeting of stockholders.

Reduction in the Special Meeting Threshold to 15%. Article I, Section 6 of the Bylaws has been amended to reduce the ownership threshold required for stockholders to call a special meeting from 25% to 15% of the Company’s outstanding shares.

Other Updates. The Bylaws have also been amended to make clarifications, updates, and refinements to the provisions related to the nomination of directors and the proposals of other business in Section 2 and Section 9 of Article I. These amendments include a change to the window period for the submission of notice of stockholder nominations and other proposals under these sections. Under the amended Bylaws, notice of a nomination pursuant to Section 2 or notice of the proposal of other business pursuant to Section 9 generally must be received no earlier than 120 days and no later than 90 days before the anniversary of the date of the previous year’s annual meeting of stockholders. This window period will first be applicable in connection with the Company’s 2017 annual meeting of stockholders.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
	3.1	Bylaws of Edwards Lifesciences Corporation, amended and restated as of February 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 2, 2016

EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Bylaws of Edwards Lifesciences Corporation, amended and restated as of February 25, 2016